UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

AB&T FINANCIAL CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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AB&T FINANCIAL CORPORATION

292 West Main Avenue

Gastonia, North Carolina 28052

(704) 867-5828

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2011

NOTICE is hereby given that the annual meeting of shareholders of AB&T Financial Corporation (the “Company”) will be held as follows:

Place:	Gaston College Myers Auditorium 201 Highway 321 South Dallas, North Carolina 28034

Date:	November 30, 2011

Time:	10:00 a.m.

The purposes of the meeting are as follows:

1.	To elect two members of the board of directors for three-year terms

2.	To ratify a non-binding shareholder resolution regarding executive compensation

3.	To ratify the appointment of Elliott Davis, PLLC, as the Company’s independent registered public accounting firm for 2011

4.	To transact any other business that may properly come before the meeting

You are cordially invited to attend the annual meeting in person. However, if you are the record holder of your shares of our common stock, we ask that you appoint the proxies named in the enclosed proxy statement to vote your shares for you by signing and returning the enclosed proxy card or following the instructions in the proxy statement to appoint the proxies by Internet, even if you plan to attend the annual meeting. If your shares are held in “street name” by a broker or other nominee, only the record holder of your shares may vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how it should vote your shares. Doing that will help us ensure that your shares are represented and that a quorum is present at the annual meeting.

We have elected to furnish our proxy solicitation materials via U.S. Mail and also to notify you of the availability of our proxy materials on the Internet. The notice of annual meeting, proxy statement, and annual report are available on the Internet at https://www.shareholderlink.com/fss/abtf/pxsignon.asp.

By Order of the Board of Directors

Daniel C. Ayscue
President and Chief Executive Officer

November 1, 2011

AB&T FINANCIAL CORPORATION

292 West Main Avenue

Gastonia, North Carolina 28052

(704) 867-5828

PROXY STATEMENT

Mailing Date: On or about November 1, 2011

ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2011

General

This proxy statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the board of directors of AB&T Financial Corporation (the “Company”) for the 2011 annual meeting of shareholders of the Company to be held at Myers Auditorium at Gaston College, 201 Highway 321 South, Dallas, North Carolina 28034 at 10:00 a.m. on November 30, 2011, and any adjournments thereof. The Company is the holding company for Alliance Bank & Trust Company, Gastonia, North Carolina (the “Bank”).

Our main office is located at 292 West Main Avenue, Gastonia, North Carolina 28052. The mailing address of our main office is Post Office Box 1099, Gastonia, North Carolina 28053.

How You Can Vote at the Annual Meeting

Record Holders. If your shares of our common stock are held of record in your name, you can vote at the annual meeting in one of the following ways:

•	you can attend the annual meeting and vote in person; or

•

you can sign and return the proxy card enclosed with this proxy statement and appoint the proxies named below to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you; or

•

you can appoint the proxies to vote your shares for you by going to the Internet website https://www.shareholderlink.com/fss/abtf/pxsignon.asp and clicking in the box to enter your “voter control number.” You should enter the number printed just above your name on the enclosed proxy card, and then follow the instructions you will be given. You may vote by Internet only until 5:00 p.m. on November 29, 2011, which is the day before the annual meeting date. If you vote by Internet, you need not sign and return a proxy card through the mail. If you vote by Internet, you will be appointing the proxies to vote your shares on the same terms and with the same authority as if you marked, signed, and returned the proxy card through the mail.

Shares Held in “Street Name.” Only the record holders of shares of our common stock or their appointed proxies may vote those shares. As a result, if your shares of our common stock are held for you in “street name” by a broker or other nominee, then only your broker or nominee (i.e. the record holder) may vote them for you, or appoint the Proxies to vote them for you, unless you make arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it the voting instruction sheet you received with your copy of our proxy statement (or by following any directions you received for giving voting instructions electronically). Brokers and other nominees who hold shares in street name for their clients typically have the discretionary authority to vote those shares on “routine” matters when they have not received instructions from beneficial owners of the shares. However, they may not vote those shares on non-routine matters (including the election of directors) unless their clients give them voting instructions. To ensure that shares you hold in street name are represented at the annual meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.

Solicitation and Voting of Appointments of Proxy

If you are the record holder of your shares of our common stock, a proxy card is included with this proxy statement that provides for you to name two of our directors, Kenneth C. Appling and Wayne F. Shovelin, or any substitutes appointed by them, individually and as a group, to act as your proxies and vote your shares at the annual meeting. We ask that you sign and date your proxy card and return it in the enclosed envelope, or follow the instructions above for appointing the proxies by Internet, so that your shares will be represented at the meeting.

If you sign a proxy card and return it so that we receive it before the annual meeting, or you appoint the proxies by Internet, the shares of our common stock that you hold of record will be voted by the proxies according to your instructions. If you sign and return a proxy card or appoint the proxies by Internet, but you do not give any voting instructions, then the proxies will vote your shares “FOR” the election of each of the nominees for director named in proposal 1 and “FOR” proposals 2 and 3 discussed in this proxy statement. If, before the annual meeting, any nominee named in proposal 1 becomes unable or unwilling to serve as a director for any reason, your proxy card or Internet appointment will give the proxies discretion to vote your shares for a substitute nominee. We are not aware of any other business that will be brought before the annual meeting other than the election of directors and proposals 2 and 3 described in this proxy statement, but, if any other matter is properly presented for action by our shareholders, your proxy card or Internet appointment will authorize the proxies to vote your shares according to their best judgment. The proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

If you are a record holder of your shares and you do not return a proxy card or appoint the proxies by Internet, the proxies will not have authority to vote for you and your shares will not be represented or voted at the annual meeting unless you attend the meeting in person or validly appoint another person to vote your shares for you.

How You Can Change Your Vote; Revocation of Appointments of Proxy

Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the proxies by Internet and later wish to change the voting instructions or revoke the authority you gave the proxies, you can do so before the annual meeting by taking the appropriate action described below.

To change the voting instruction you gave the Proxies:

•

you can sign a new proxy card, dated after the date of your original proxy card, which contains your new instructions and submit it to us so that we receive it before the voting takes place at the annual meeting; or

•

if you appointed the proxies by Internet, you can go to the same Internet website you used to appoint the proxies (https://www.shareholderlink.com/fss/abtf/pxsignon.asp) before 5:00 p.m. on November 29, 2011 (the day before the annual meeting), enter your control number (printed just above your name on the enclosed proxy card), and then change your voting instructions.

The proxies will follow the last voting instructions they receive from you before the annual meeting.

To revoke your proxy card or your appointment of the proxies by Internet:

•	you can give our corporate secretary a written notice, before the voting takes place at the annual meeting, that you want to revoke your proxy card or Internet appointment; or

•

you can attend the annual meeting and notify our corporate secretary that you want to revoke your proxy card or Internet appointment and vote your shares in person. Simply attending the annual meeting alone, without notifying our corporate secretary, will not revoke your proxy card or Internet appointment.

Shares Held in “Street Name.” If your shares are held in “street name” and you want to change the voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy statement and other proxy solicitation expenses. In addition to the use of the mails and the Internet, appointments of proxy may be solicited in person or by telephone by the Company’s and the Bank’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on October 17, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 10,000,000 shares are authorized and 2,678,205 shares were outstanding on September 30, 2011. There were 631 holders of record of the Company’s common stock on September 30, 2011.

Voting Procedures; Quorum; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the record date on each director to be elected and on each other matter submitted for voting. Shareholders may not cumulate their votes in the election of directors.

A majority of the shares of the Company’s common stock issued and outstanding on the record date must be present in person or by proxy to constitute a quorum for the conduct of business at the annual meeting. Shares represented in person or by proxy at the meeting will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card, appoint the proxies by Internet, or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain or instruct the proxies to abstain from voting on one or more matters. Broker “non-votes” also will be counted in determining whether there is a quorum. Broker “non-votes” will occur if your shares are held in “street name” by a broker and are voted on one or more matters at the meeting but they are not voted by the broker on a “non-routine” matter (such as the election of directors) because you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

Assuming a quorum is present, in the case of proposal 1, the nominees receiving the greatest number of votes shall be elected. In the case of proposals 2 and 3, for each such proposal to be approved, the number of votes cast for approval of the proposal must exceed the number of votes cast against such proposal. So long as a quorum is present, abstentions and broker non-votes will have no effect in the voting for directors or on proposals 2 and 3.

Authorization to Vote on Adjournment and Other Matters

Unless the secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxy holders to vote in their discretion regarding any procedural motions which may come before the annual meeting. For example, this authority could be used to adjourn the annual meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against any one of the proposals will not be used to adjourn the annual meeting. The Company does not have any plans to adjourn the annual meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Voting Securities

As of September 30, 2011, the shareholders identified in the following table beneficially owned more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(3)

Franklin Mutual Advisors, LLC Short Hills, NJ	226,100		8.44

Financial Stocks Capital Partners IV, LP Cincinnati, OH	225,250		8.41

Wayne F. Shovelin Gastonia, NC	151,474	(4)	5.58

David W. White Shelby, NC	136,136	(5)	5.03

As of September 30, 2011, the beneficial ownership of the Company’s common stock by the Company’s directors and by the Company’s named executive officers individually and by directors and named executive officers as a group, was as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)

Kenneth C. Appling Forest City, NC	77,271	2.85

Daniel C. Ayscue Kings Mountain, NC	54,122	1.99

Eric L. Dixon Gastonia, NC	34,206	1.27

Roger A. Mobley Charlotte, NC	100		0.00

Lawrence H. Pearson, MD Shelby, NC	50,411		1.87

Robert C. Shell Gastonia, NC	0		0.00

Wayne F. Shovelin Gastonia, NC	151,474	(4)	5.58

David W. White Shelby, NC	136,136	(5)	5.03

All Company Directors and Named Executive Officers as a group (8 persons)	503,720		17.68

As of September 30, 2011, the beneficial ownership of the Company’s common stock, by Bank-only directors individually and, with the directors and the named executive officers of the Company as a group, was as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(3)

Kelvin C. Harris, MD Gastonia, NC	8,500		0.32

Susan J. Joyner Gastonia, NC	20,318	(6)	0.76

Jerry L. Kellar Gastonia, NC	25,696	(7)	0.96

Gerald F. McSwain Gastonia, NC	20,321	(8)	0.76

Carl J. Stewart, Jr., Esq. Gastonia, NC	12,746		0.48

H. Gene Washburn, MD Boiling Springs, NC	14,351		0.53

John H. Whaley Shelby, NC	29,931	(9)	1.11

Jack R. Williams Sherills Ford, NC	21,050		0.78

All Company and Bank Directors and Executive Officers as a group (16 persons)	656,633		22.54

(1)	Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Appling – 38,068 shares and Mr. White – 35,625 shares.
(2)	Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Appling – 30,803 shares; Mr. Ayscue – 37,847 shares; Mr. Dixon – 22,553 shares; Dr. Harris – 5,168 shares; Ms. Joyner – 9,145 shares; Mr. Kellar – 11,337 shares; Mr. McSwain – 8,026 shares; Dr. Pearson – 19,886 shares; Mr. Shovelin – 34,217 shares; Mr. Stewart – 4,740 shares; Dr. Washburn – 6,420 shares; Mr. Whaley – 12,931 shares; Mr. White – 25,918 shares; and Mr. Williams – 6,619 shares.
(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based, in each case, on the sum of (i) a total of 2,678,205 shares of common stock outstanding as of September 30, 2011 and (ii) options to purchase shares of common stock which are exercisable within 60 days of September 30, 2011.
(4)	Includes 7,876 shares owned individually by Mr. Shovelin’s spouse and 6,875 shares owned by Mr. Shovelin’s son.
(5)	Includes 25,875 shares held by an entity controlled by Mr. White.
(6)	Includes 3,044 shares owned individually by Ms. Joyner’s spouse.
(7)	Includes 500 shares owned by Mr. Kellar’s son.
(8)	Includes 795 shares owned individually by Mr. McSwain’s spouse.
(9)	Includes 125 shares held by Mr. Whaley as custodian and 1,250 shares held by Mr. Whaley’s son.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company’s common stock (including, without limitation, an initial report following election as an officer or director of the Company and a report following any change in a reporting person’s beneficial ownership). Based upon a review of copies of reports received by the Company, all required reports of directors and executive officers of the Company were filed on a timely basis in 2010, with the exception of one report on Form 3 which was filed late by Mr. Mobley and two reports on Form 4, covering an aggregate of two transactions, which were filed late by Mr. White.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s bylaws provide that its board shall consist of between five (5) and seven (7) members divided into three classes in as equal number as possible. Such classes shall be elected to staggered three (3) year terms. The board has set the number of directors of the Company at five (5). The board recommends that shareholders vote for the following directors for three-year terms:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience

Lawrence H. Pearson, MD (60)	Director	2004	Cleveland Dermatology, P.A., Shelby, NC

David W. White (61)	Director	2004	President, White Investments of Shelby, LLC, Shelby, NC, 1988–present (real estate development/management)

(1)	Includes prior service as a director of Alliance Bank & Trust Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR OF THE COMPANY FOR TERMS OF THREE YEARS.

Incumbent Directors

The Company’s board of directors includes the following directors whose terms will continue after the annual meeting. Certain information regarding those directors is set forth in the table below.

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience

Kenneth C. Appling (50)	2004	2012	President, Appling Boring Company, Forest City, NC, 1987–present (commercial pipe installation and horizontal boring)

Wayne F. Shovelin (67)	2004	2012	Retired; President and Chief Executive Officer, CaroMont Health/Gaston Memorial Hospital, Gastonia, NC, 1976–2009

(1)	Includes prior service as a director of Alliance Bank & Trust Company.

Qualifications of Directors

A description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each of the nominees and incumbent directors should serve as a director of the Company and the Bank is presented below. Each of these directors brings a unique perspective and set of qualifications to the board of directors and each is involved in their local community and the Bank’s market area through their professional pursuits and civic involvement.

Kenneth C. Appling. Mr. Appling is the owner and president of Appling Boring Co., Inc., in Forest City, North Carolina. Mr. Appling’s company specializes in the boring and drilling of pipe lines, transmission lines, drainage, and irrigation systems. He has been involved in many construction projects in the Company’s market area. His awareness of the pace of building and other economic activity in the local market is an asset to the board in its discussions and assessment of the local economy and the Bank’s land development and construction lending activities.

Kelvin C. Harris, MD. Dr. Harris is an obstetrician/gynecologist with Gaston Women’s Healthcare, P.A., in Gastonia, North Carolina. He earned his doctor of medicine degree from the University of North Carolina School of Medicine. He also earned an undergraduate degree in chemistry at the University of North Carolina - Chapel Hill where he was a Morehead Scholar. He completed his residency in obstetrics and gynecology at Wayne State University in Detroit, Michigan. Dr. Harris is board certified in obstetrics and gynecology and is a Fellow of the American College of Obstetricians and Gynecologists. The board benefits from Dr. Harris’s experience as a small business owner and medical practitioner in the local community.

Susan J. Joyner. Ms. Joyner is owner and president of Tally Ho Clothier, Inc., in Gastonia, North Carolina. Tally Ho is a ladies specialty store that has been in business since 1985 and serves Gastonia, Charlotte, Shelby, Rock Hill, and other areas of both North and South Carolina. Ms. Joyner holds bachelor of science and master of education degrees from Winthrop University in Rock Hill, South Carolina. Through her ownership and management of the business, Ms. Joyner is well-acquainted with the economic issues facing small business owners and their customers. This experience is valuable to the board, especially in light of current economic conditions both locally and nationally.

Jerry L. Kellar. Mr. Kellar is owner and president of Jerry Kellar Real Estate in Gastonia, North Carolina. Mr. Kellar is also a North Carolina general contractor and is actively involved in the real estate and homebuilding business in Gaston County. He is a member of the Home Builders Association of Gaston County and the Gaston Association of Realtors. He is also a member of the Gaston Rotary Club. Since the Bank’s loan portfolio is primarily secured by real estate, Mr. Kellar’s knowledge and experience in this area is essential to the board.

Gerald F. McSwain. Mr. McSwain is president of McSwain Communications, Inc., in Gastonia, North Carolina, and general manager of WNOW radio station in Charlotte, North Carolina. He is also vice president of F.C. Todd Incorporated, an office and warehouse rental company in Gastonia. In addition to his business activities, Mr. McSwain is heavily involved in community activities. He has been a member of the Gastonia Rotary Club and the Gastonia Optimist Club and served as vice president of the United Way of Gaston County. The board benefits from Mr. McSwain’s knowledge and experience in the Company’s market area.

Lawrence H. Pearson, MD. Dr. Pearson is a dermatologist with Cleveland Dermatology, P.A., in Shelby, North Carolina. He is a graduate of the University of North Carolina School of Medicine. He completed an internship at the Eastern Virginia Medical School and residency at the North Carolina Baptist Hospital and the Medical College of Georgia. Dr. Pearson is a member of the American Academy of Dermatology, the American Medical Association, the American Society of Dermatologic Surgeons, the Dermatology Foundation Leaders Society, the Cleveland Regional Medical Center Cancer Committee, the Cleveland/Rutherford Dermatology Society, the North Carolina Medical Society, and the Cleveland County Medical Society. As a business owner and physician, he brings an important perspective to the board of directors.

Wayne F. Shovelin. In 2009, Mr. Shovelin retired as president and chief executive officer of CaroMont Health and Gaston Memorial Hospital. Mr. Shovelin served the hospital for 33 years, including 23 years as chief executive officer. He is a distinguished business and community leader and is a recipient of the State of North Carolina Order of the Long Leaf Pine and the Distinguished Service Award from the North Carolina Hospital Association. In the local community, Mr. Shovelin has served as chair of the Gaston County Chamber of Commerce, campaign chair of the 2004 Gaston County Arts Drive, chair of the United Way of Gaston County, chair of the Gaston County Heart Society, and chair of the bond issuance committee for Gaston County. Mr. Shovelin has been chairman of the board of directors of the Company and the Bank since inception. His leadership and vast experience as a hospital administrator and community leader have been invaluable to the Company as it has faced the challenges presented by the current economic environment.

Carl J. Stewart, Jr., Esq. Mr. Stewart is an attorney practicing in Gastonia, North Carolina. He has a long history of service to the state of North Carolina. In 2004, the governor of North Carolina appointed him to a six-year term as chairman of the board of directors of the North Carolina State Ports Authority. He represented Lincoln and Gaston counties in the North Carolina House of Representatives from 1967 through 1980, and was elected speaker of the house in 1977 and again in 1979. He served on the North Carolina Board of Transportation from 1981 through 1983. He was a member of the Economic Development Board and the North Carolina Board of Technology from 1999 to 2001, and was also chairman of the board of directors of Preservation North Carolina. He has also served as chairman of the Gastonia-West Committee since 1996. Mr. Stewart received undergraduate and law degrees from Duke University. The Company operates in a highly regulated environment, and the board’s discussions are enhanced by Mr. Stewart’s experiences in the legal profession and in state government.

H. Gene Washburn, MD. Dr. Washburn is a retired physician from Boiling Springs, North Carolina. He attended Gardner-Webb University in Boiling Springs and graduated from Wake Forest University and the Bowman Gray School of Medicine (now Wake Forest University School of Medicine). He has stayed heavily involved with Gardner-Webb University, serving as vice chair of the board of trustees. Dr. Washburn is able to provide the board with insights about the Company’s market area.

John H. Whaley. Mr. Whaley is owner and president of Whaley Carpet & Tile Company in Shelby and Gastonia, North Carolina. The company is engaged in the wholesale and retail sale of floor coverings. Mr. Whaley is also a licensed contractor. His community activities include membership in the Shelby Elks Club and the Cleveland County Chamber of Commerce. Mr. Whaley provides the perspective of a business owner in the building and construction industries, both of which have an important impact on the Company’s operations.

David W. White. Since 1988, Mr. White has been president of White Investments of Shelby, LLC, a real estate development and management company. He is a board member of the Cleveland County YMCA, chairman of the YMCA “We Build People” campaign, a past member of the Uptown Shelby Association, and board member of the Keep Shelby Beautiful Commission. Mr. White’s involvement in real estate development and management allows him to keep the board apprised of the condition of the local real estate market, which is a central to the Company’s lending function.

Jack R. Williams. Mr. Williams is president of Lake Cruises, Inc., and Premier Land Co. in Shelby and Lake Norman, North Carolina. Lake Cruises operates the Catawba Queen, a paddle boat providing sightseeing, dinner cruises, and private charters on Lake Norman. Premier Land Co. is a real estate development company. Through his businesses, Mr. Williams is exposed to both the tourism/leisure and real estate segments of the local economy.

Director Independence

Each member of the Company’s board of directors is “independent” as defined by Nasdaq listing standards and the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). In making this determination the board considered all insider transactions with directors for the provision of goods or services to the Company and the Bank. All such transactions were conducted at arm’s length upon terms no less favorable than those that would be available from an independent third party.

Director Relationships

No director is a director of any other corporation with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of the Exchange Act, or any corporation registered as an investment company under the Investment Company Act of 1940.

There are no family relationships among directors and executive officers of the Company or Bank.

Board Leadership Structure and Role in Risk Oversight

The board of directors is led by a chairman. At present, the positions of principal executive officer and chairman are held by different persons. The board does not have a formal policy as to whether the roles of chairman and principal executive officer should be separate. At this time, the board has determined that separating these roles and having an independent director serve as chairman of the board is in the best interests of the Company and its shareholders. The board believes this division of responsibility facilitates communication between the board and executive management and is appropriate given the legal and regulatory requirements applicable to the Company and the Bank.

Under North Carolina law, the board of directors is responsible for managing the business and affairs of the Company, including the oversight of risks that could affect the Company. Although the full board has responsibility for the general oversight of risks, it primarily conducts its risk oversight function through committees, including the audit committee and the compensation committee, as described below, as well as other committees. The loan committee is responsible for oversight of credit risk and lending policies. The asset-liability committee is responsible for oversight of interest rate risk and liquidity risk. These committees meet regularly and provide reports of their activities and conclusions to the full board, which is responsible for reviewing and ratifying the actions of the committees.

Meetings and Committees of the Board of Directors

There were four meetings of the Company’s board of directors and eight meetings of the Bank’s board of directors in 2010. Each director attended 75% or more of the aggregate number of meetings of the Company’s board of directors and any committees on which he served.

The Company does not currently have a formal policy regarding attendance by directors at the Company’s annual shareholder meetings. In 2010, three of the Company’s directors attended the annual meeting of shareholders. The Company’s board of directors has several standing committees including an audit committee, compensation committee, and nominating committee.

Audit Committee. The current members of the audit committee are Gerald F. McSwain, Lawrence H. Pearson, and Jack R. Williams. The audit committee of the Company has in place pre-approval policies and procedures that involve an assessment of the performance and independence of the independent auditors of the Company, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors. The audit committee has adopted a formal written charter which is available on the Company’s website at http://www.alliancebankandtrust.com.

Report of the Audit Committee

The Company’s audit committee is responsible for receiving and reviewing the annual audit report of the independent auditors and reports of examinations by the Company’s regulatory agencies. The committee helps to formulate, implement and review the internal audit program of the Company. The audit committee assesses the performance and independence of the independent auditors and recommends their appointment and retention.

During the course of its examination of the Company’s audit process in 2010, the Company’s audit committee reviewed and discussed the audited financial statements with management. The audit committee also discussed with the independent auditors, Elliott Davis, PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Furthermore, the audit committee received from Elliott Davis, PLLC, written disclosures and correspondence regarding their independence required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Elliott Davis their independence with respect to the Company and the Bank.

Based on the review and discussions above, the audit committee (i) recommended to the board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission and (ii) recommended that shareholders ratify the appointment of Elliott Davis, PLLC, as auditors of the Bank and Company for 2011.

Although the Company’s common stock is not traded on any exchange, the members of the audit committee are “independent” and financially literate as required by Nasdaq listing standards. The board has determined that the Company does not have an “audit committee financial expert” serving on its audit committee. An “audit committee financial expert,” as defined by rules of the Securities and Exchange Commission, is a person who has the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals, and reserves; (3) experience preparing, auditing, analyzing, or evaluating financial statements that are of the same level of complexity that can be expected in the Company’s financial statements, or experience supervising people engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. The board has determined that no member of the audit committee meets these criteria.

The audit committee met five times during 2010. This report is submitted by the audit committee: Gerald F. McSwain, Lawrence H. Pearson, and Jack R. Williams.

Compensation Committee. The current members of the compensation committee are Kenneth C. Appling, Wayne F. Shovelin, and David W. White. The compensation committee met twice in 2010. The compensation committee reviews and recommends to the board the annual compensation, including salary, equity-based grants, incentive compensation, and other benefits for senior management and other Company and Bank employees. The compensation committee reviews the salaries and compensation programs required to attract and retain the executive officers of the Company and the Bank. The committee approves the compensation of executive officers and recommends for approval the compensation of the chief executive officer to the board of directors. The board ratifies the compensation of the executive officers and approves the compensation of the chief executive officer. The salary of each of the Company’s and the Bank’s executive officers is determined based on the executive officer’s experience, managerial effectiveness, contribution to the Company’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The committee also compares the compensation of the Company’s and the Bank’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Company’s market area and appropriate state and national salary data. These factors were considered in establishing the compensation for the executive officers during the fiscal year ended December 31, 2010.

Subject to the requirements of the Company’s participation in the U.S. Department of the Treasury’s Troubled Asset Relief Program (“TARP”), all executive officers of the Company and the Bank are eligible to receive discretionary bonuses or non-equity incentive awards declared by the board of directors. Finally, the interests of the Company’s and the Bank’s executive officers are aligned with that of its shareholders through the use of equity-based compensation, historically through grants of stock options with exercise prices established at the fair market value of the Company’s common stock at the time of grant.

In reviewing and recommending annual compensation, the committee must also ensure compliance with certain rules and restrictions on executive compensation applicable to the

Company as a result of its participation in the TARP Capital Purchase Program. Additional information on these restrictions can be found under the heading “Restrictions on Executive Compensation” beginning on page 16 of this proxy statement. The compensation committee does not delegate any of its authority. The compensation committee has adopted a formal written charter which is available on the Company’s website at http://www.alliancebankandtrust.com.

Nominating Committee. The current members of the nominating committee are Kenneth C. Appling, Lawrence H. Pearson, Wayne F. Shovelin, and David W. White. The nominating committee met once in 2010. The duties of the nominating committee are: (1) to assist the board of directors by identifying individuals qualified to become board members and to recommend to the board the director nominees for the next meeting of shareholders at which directors are to be elected; (2) to assist the board of directors by identifying individuals qualified to become board members in the event a vacancy on the board exists and that such vacancy should be filled; and (3) to recommend to the board of directors director nominees for each board committee, in the event the chairperson of the board of directors delegates such responsibility to the nominating committee.

The members of the nominating committee are “independent” as defined by Nasdaq listing standards. In making recommendations to the board, the nominating committee, in accordance with the bylaws, will consider candidates recommended by shareholders, in writing, to the secretary of the Company if received at least 120 days prior to the annual meeting at which directors are to be elected. Such recommendations of nominees shall include the nominee’s written consent to serve as a director if elected and a statement of the nominee’s qualifications to serve. Although there is not currently a formal policy requiring that the nominating committee consider diversity in its identification of nominees to the board of directors, the committee values diversity, including diversity of background, experience, and expertise. The nominating committee has adopted a formal written charter which is available on the Company’s website at http://www.alliancebankandtrust.com.

Director Compensation

Board Fees. Directors received cash compensation for attendance at board and committee meetings during 2010. As of December 31, 2010, each director of the Company received $300 and the chairperson received $500 per board meeting attended. Each director received $150 and the chairperson received $200 per committee meeting attended.

2005 Nonstatutory Stock Option Plan. The shareholders of the Bank approved the Alliance Bank & Trust Company 2005 Nonstatutory Stock Option Plan for Directors at the 2005 annual meeting of shareholders. Following this approval, options to purchase 133,845 (as adjusted for the 5-for-4 stock split effected in the form of a 25% stock dividend in May 2006) shares of common stock were made available for issuance to members of the Bank’s board of directors under the Nonstatutory Plan. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the 2005 Nonstatutory Plan was adopted by the Company and options under that plan were converted into options to purchase shares of the Company’s common stock. At the Company’s 2008 annual meeting, the shareholders approved the adoption of an amendment to the Nonstatutory Plan whereby an aggregate of 133,910 shares were added to the original 133,845 shares then reserved under the Nonstatutory Plan. At December 31, 2010, 243,911 options had been granted under the Nonstatutory Plan. No options were granted under the 2005 Nonstatutory Plan during the fiscal year ended December 31, 2010.

The following table presents a summary of all compensation paid by the Company to its directors for their service as such during the year ended December 31, 2010.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Kenneth C. Appling	$2,600	—	—	—	—	—	$2,600

Joseph H. Morgan*	$3,450	—	—	—	—	—	$3,450

Lawrence H. Pearson, MD	$3,600	—	—	—	—	—	$3,600

Wayne F. Shovelin	$5,650	—	—	—	—	—	$5,650

David W. White	$2,550	—	—	—	—	—	$2,550

*	Mr. Morgan resigned from the board of directors effective August 30, 2011.

Executive Officers

Set forth below is certain information regarding the executive officers of the Company and the Bank.

NAME	AGE	POSITION WITH COMPANY AND BANK	BUSINESS EXPERIENCE

Daniel C. Ayscue	46	President and Chief Executive Officer of the Company and the Bank	Group Vice President of Corporate Lending, SouthTrust Bank. Commenced banking career in 1990. Board member, Cleveland County Family YMCA.

Roger A. Mobley	40	Executive Vice President and Chief Financial Officer of the Company and the Bank	Chief Financial Officer, 1st Financial Services Corporation and Mountain 1st Bank & Trust Company, 2008–2010. Certified Public Accountant, Assurance and Advisory Senior Manager, Elliott Davis, PLLC, 2003–2008.

Robert C. Shell	39	Executive Vice President and Chief Risk Officer of the Company and the Bank	Vice President, SunTrust Robinson Humphrey, 2008–2010; Vice President, Wachovia Bank, 1998–2008.

Executive Compensation

The following table shows cash and certain other compensation paid to or received or deferred by the Company’s “named executive officers”, as defined in Securities and Exchange Commission regulations, for all services in all capacities during 2010 and 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total

Daniel C. Ayscue,	2010		$135,000	—	—	—	—	—	$32,536	$167,536
President and Chief Executive Officer	2009		135,000	—	—	—	—	—	21,045	156,045

Roger A. Mobley,	2010	(3)	$120,946	—	—	—	—	—	$13,167	$134,113
Executive Vice President and Chief Financial Officer	2009		—	—	—	—	—	—	—	—

Eric L. Dixon	2010		$103,004	—	—	—	—	—	$15,005	$118,009
Senior Vice President of the Bank	2009		101,650	—	—	—	—	—	17,333	118,983

Robert C. Shell,	2010	(4)	$76,179	—	—	—	—	—	$8,558	$84,737
Executive Vice President and Chief Risk Officer	2009		—	—	—	—	—	—	—	—

(1)	Calculated in accordance with FASB ASC Topic 718 and represents the fair value of each stock option award based on the market price of the Company’s common stock on the date of grant of such award. The values do not represent actual cash compensation earned. The assumptions used in estimating the fair value of options are set forth in note 13 to the Company’s audited consolidated financial statements at December 31, 2010.
(2)	Includes matching 401(k) contributions and the dollar value of premiums paid on behalf of the named executive officer for group term life, health, dental, and short- and long-term disability insurance. In the case of Mr. Ayscue, total perquisites for 2010 exceeded $10,000 and consisted of an automobile allowance of $7,200 and club dues of $4,140. The aggregate value of perquisites received by Messrs. Mobley, Dixon, and Shell did not exceed $10,000 in each case.
(3)	Mr. Mobley joined the Company in February 2010.
(4)	Mr. Shell joined the Company in June 2010.

Restrictions on Executive Compensation. The Company is a participant in the U.S. Department of the Treasury’s TARP Capital Purchase Program. On January 23, 2009, the Company issued and sold to the Treasury shares of its preferred stock and a warrant to purchase common stock for an aggregate purchase price of $3.5 million in cash. In connection with the Treasury’s investment, the Company is required to place limitations on the compensation of its senior executive officers, applicable in certain situations. In that regard, Mr. Ayscue executed a waiver whereby he voluntarily released the Company from any and all obligations to pay compensation prohibited by federal law and waived any present or future claims against the Company for any changes to his regular, bonus, or incentive compensation or benefit-related arrangements, agreements, or policies and any other changes required to be made by the Treasury. Mr. Ayscue has also entered into an executive compensation modification agreement to ensure the Company’s compliance with the laws and regulations governing the Company’s participation in the Capital Purchase Program. Furthermore, there are additional restrictions on Mr. Ayscue as the Company’s most highly compensated employee. Specifically, the Company is prohibited from paying or accruing any bonus, retention award or incentive compensation to Mr. Ayscue during the time the Treasury holds its investment in the Company.

Employment Agreements. The Bank has entered into an employment agreement with Daniel C. Ayscue as its president and chief executive officer. The employment agreement establishes Mr. Ayscue’s duties and compensation and provides for his continued employment with the Bank. The employment agreement provides for an initial term of employment of one year, with provisions for a one-year extension on the anniversary of the date of execution. It also provides that he may be terminated for “cause” (as defined in the employment agreement) by the Bank, and may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Ayscue.

The employment agreement provides for annual base salary to be reviewed by the board of directors not less often than annually. In addition, the employment agreement provides for discretionary bonuses, participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Ayscue’s office or made available to all other employees.

The employment agreement provides that in the event of a “termination event” within eighteen months after a change in control of the Bank, Mr. Ayscue shall be able to terminate the agreement and receive 299% of his base amount of compensation. A “termination event” will occur if (i) Mr. Ayscue is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) Mr. Ayscue’s annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) Mr. Ayscue’s life insurance, medical or hospitalization insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to him as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) Mr. Ayscue is transferred to a location outside of Gastonia, North Carolina without his express written consent. A change in control of the Bank will occur if (i) any individual or entity, directly or indirectly, acquires beneficial ownership of voting securities or acquires irrevocable proxies or any combination of voting securities and irrevocable proxies, representing 50% or more of any class of voting securities or the Bank, or acquires control in any manner of the election of a majority of the directors of the Bank; (ii) the Bank is consolidated or merged with or into another corporation, association or entity where the Bank is not the surviving corporation; or (iii) all or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group. The employment agreement also provides for restrictions on Mr. Ayscue’s right to compete with the Bank for a period of one year after termination of employment. Such noncompete restrictions do not apply if Mr. Ayscue is terminated with cause. In the event Mr. Ayscue’s employment is terminated and he is not entitled to any further benefits, the employment agreement provides that Mr. Ayscue shall continue to receive salary compensation for an additional twelve months provided he abides by the noncompete restrictions. If after the expiration of the noncompete restrictions, Mr. Ayscue has not obtained new employment with another financial institution, the Bank shall pay the employee as additional compensation his regular salary until he secures new employment or the expiration of six months, whichever is earlier.

Payments under this agreement are subject to reduction to the extent, and in the manner described under the heading “Restrictions on Executive Compensation” above. The change in control benefits are not currently in effect, due to the provisions of the waiver executed by Mr. Ayscue and delivered to the Treasury and the executive compensation modification agreements executed by the Company and Mr. Ayscue. As a result, had a change in control of the Company occurred on December 31, 2010, Mr. Ayscue would not have been entitled to any change in control benefits.

2005 Incentive Stock Option Plan. At the Bank’s 2005 annual meeting, the shareholders approved the adoption of the Alliance Bank & Trust Company 2005 Incentive Stock Option Plan, which provides for the issuance of incentive stock options, as defined in Section 422 of the Internal Revenue Code. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the 2005 Incentive Plan was adopted by the Company and options under that plan were converted into options to purchase shares of the Company’s common stock. The Incentive Plan provides for the grant of stock options covering up to 267,755 shares of the Company’s common stock, as adjusted following the 5-for-4 stock split effected in the form of a 25% stock dividend in May 2006 and subject to adjustment for further stock dividends, stock splits or similar changes in capitalization. At the Company’s 2008 annual meeting, the shareholders approved the adoption of an amendment to the Incentive Plan whereby an aggregate of 133,910 shares were added to the original 133,845 shares currently reserved under the Incentive Plan. At December 31, 2010, 184,044 options had been granted under the Incentive Plan. No options were granted to the named executive officers under the 2005 Incentive Stock Option Plan during the fiscal year ended December 31, 2010.

Stock options are periodically granted under the Incentive Plan to executive officers and other employees. All stock options authorized under the Incentive Plan are required to be granted with an exercise price not less than 100% of fair market value of our common stock on the date of the grant.

The following table sets forth information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	No. of Securities Underlying Unexercised Options Exercisable	No. of Securities Underlying Unexercised Options Unexerciseable		Option Exercise Price	Option Expiration Date

Daniel C. Ayscue	13,652	3,413	(1)	$8.80	May 1, 2016
	20,782	31,174	(2)	7.00	November 3, 2018

Eric L. Dixon	9,636	2,410	(1)	$8.80	May 1, 2016
	10,507	15,762	(2)	7.00	November 3, 2018

(1)	The remaining options are scheduled to become exercisable on May 1, 2011.
(2)	One-third of the remaining options are scheduled to become exercisable on each of November 3, 2011, 2012, and 2013.

401(k) Savings Plan. The Bank has a 401(k) plan covering employees. The Bank makes matching contributions on the first 3% of an employee’s compensation which is contributed to the 401(k) plan. On employee contributions that exceed 3% of such employee’s compensation, the Bank makes matching contributions equal to 50% of such employee contributions up to an additional 1.5% of such employee’s compensation.

Indebtedness of and Transactions with Management

The Bank has, and expects in the future to have, banking transactions in the ordinary course of business with certain of its or the Company’s current directors, nominees for director, executive officers and their associates. All loans included in such transactions will be made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing for comparable transactions with other persons at the time such loans were made, and will not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the board of directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibitions on any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 requires that any proxy statement for an annual meeting of the shareholders of any participant in the U.S. Department of the Treasury’s TARP Capital Purchase Program include a separate proposal in its proxy statement for a non-binding shareholder vote on the compensation paid to its executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. This “say on pay” proposal is required during the period in which any obligation arising as a result of participation under the TARP Capital Purchase Program remains outstanding.

Accordingly, our board of directors has proposed the following resolution for shareholder consideration:

Resolved, that the compensation paid or provided to executive officers of AB&T Financial Corporation (the “Company”) and its subsidiary, and the Company’s and its subsidiary’s executive compensation policies and practices, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the tabular and narrative compensation disclosures contained in the Company’s proxy statement for its 2011 annual meeting, hereby are ratified and approved.

As provided in EESA, the vote by our shareholders will be a non-binding, advisory vote. The vote will not be binding on our board of directors or our compensation committee and will not overrule or affect any previous action or decision by the board or committee or any compensation previously paid or awarded, and it will not create or imply any additional duty on the part of the board or committee. However, the board and the compensation committee will take the voting results on the proposed resolution into account when considering future executive compensation matters.

THE BOARD OF DIRECTORS BELIEVES THAT THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PRACTICES ARE ALIGNED WITH THE INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE RESOLUTION REGARDING EXECUTIVE COMPENSATION.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed the firm of Elliott Davis, PLLC, as the Company’s independent registered public accounting firm for 2011. A representative of Elliott Davis is expected to be present at the annual meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Company has paid Elliott Davis fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. From time to time, the Company engages Elliott Davis to assist in other areas of financial planning. The following table sets forth the fees paid or expected to be paid to Elliott Davis by the Company in various categories during 2010 and 2009.

Category	2010 Amount Billed	2009 Amount Billed

Audit Fees:(1)	$66,700	$66,200
Audit-Related Fees: (2)	4,000	10,300
Tax Fees: (3)	9,245	5,500
All Other Fees:	—	—

Total Fees Billed:	79,945	$82,000

(1)	Audit fees consisted primarily of the audit of the Company’s annual consolidated financial statements and for reviews of the condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.
(2)

Audit-related fees for 2010 consisted of agreed-upon procedures related to validation of the interest rate risk management function. Audit-related fees for 2009 consisted primarily of services performed with the application and initial accounting for the Company’s participation in the U.S. Department of the Treasury’s “TARP” Capital Purchase Program and of services performed in connection with the Company’s merger agreement with 1st Financial Services Corporation, Hendersonville, North Carolina, which was terminated on October 1, 2009.

(3)	Tax fees include fees billed for tax compliance, tax advice, and tax planning assistance.

All services rendered by Elliott Davis during 2010 and 2009 were subject to pre-approval by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF ELLIOTT DAVIS, PLLC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

Internet and Electronic Availability of Proxy Materials

As required by applicable SEC rules and regulations, the Company has furnished a notice of Internet availability of proxy materials to all shareholders as part of this proxy statement and all shareholders will have the ability to access this proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, by logging on at https://www.shareholderlink.com/fss/abtf/pxsignon.asp.

OTHER MATTERS

The board knows of no other business that will be brought before the annual meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2012 ANNUAL MEETING

Shareholder Proposals for Inclusion in 2012 Proxy Statement. It is anticipated that the 2012 annual meeting will be held on a date during June 2012. To be eligible for inclusion in the proxy statement and appointment of proxy for the 2012 annual meeting, shareholder proposals must be received by the Company at its main office no later than the close of business on January 26, 2012. Proposals should be sent to AB&T Financial Corporation, Attn: Corporate Secretary, Post Office Box 1099, Gastonia, North Carolina 28053, and follow the procedures required by SEC Rule 14a-8.

Other Shareholder Proposals for Presentation at the 2012 Annual Meeting. If a proposal for the 2012 annual meeting is not to be included in the proxy statement for that meeting, the proposal must be received by the Company at its main office no later than the close of business on April 10, 2012, for purposes of the proxies’ discretionary authority to vote on other matters presented for action by shareholders at that meeting. The proxies will have discretionary authority to vote on any proposals received after April 10, 2012.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the board of directors, however, any shareholder may submit written communications to the Secretary of the Company, at the Company’s main office whereupon such communications will be forwarded to the board of directors if addressed to the board of directors as a group or to the individual director or directors addressed.

ADDITIONAL INFORMATION

THE COMPANY’S 2010 ANNUAL REPORT ON FORM 10-K HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THAT REPORT IMMEDIATELY FOLLOWS THIS PROXY STATEMENT. ADDITIONAL COPIES WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, AB&T FINANCIAL CORPORATION, POST OFFICE BOX 1099, GASTONIA, NORTH CAROLINA 28053. THE FORM 10-K IS ALSO AVAILABLE AT HTTPS://WWW.SHAREHOLDERLINK.COM/FSS/ABTF/ PXSIGNON.ASP.

REVOCABLE PROXY

AB&T FINANCIAL CORPORATION

292 West Main Avenue

Gastonia, North Carolina 28052

APPOINTMENT OF PROXY

SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth C. Appling and Wayne F. Shovelin (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of AB&T Financial Corporation (the “Company”) held of record by the undersigned on October 17, 2011, at the annual meeting of shareholders of the Company to be held at Myers Auditorium at Gaston College, 201 Highway 321 South, Dallas, North Carolina 28034, at 10:00 a.m. on November 30, 2011, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1.	ELECTION OF DIRECTORS: Proposal to elect two members of the board of directors of the Company for three-year terms.

___	FOR all nominees listed below	___	WITHHOLD AUTHORITY
	(except as indicated otherwise below)		to vote for all nominees listed below

NOMINEES:	Lawrence H. Pearson, MD
David W. White

Instruction: To withhold authority to vote for a nominee, write that nominee’s name on the line below.

2.	RATIFICATION OF A NON-BINDING SHAREHOLDER RESOLUTION REGARDING EXECUTIVE COMPENSATION: Proposal to ratify a non-binding shareholder resolution regarding executive compensation.

FOR	AGAINST	ABSTAIN

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Proposal to ratify the appointment of Elliott Davis, PLLC, as the Company’s independent registered public accounting firm for 2011.

FOR	AGAINST	ABSTAIN

4.	OTHER BUSINESS: On such other matters as may properly come before the annual meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 FOR ANY REASON HAS BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS A DIRECTOR, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

TO VOTE AND APPOINT YOUR PROXY VIA THE INTERNET

Your Internet vote and appointment of proxy is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit https://www.shareholderlink.com/fss/abtf/pxsignon.asp

3.	When prompted for your Control Number, enter the 12-digit number printed above your name on the proxy card.

Please note that all appointments and votes cast by Internet must be completed and submitted by 5:00 p.m. on November 29, 2011, which is one day prior to the meeting date. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated, and returned the proxy card. You may revoke your Internet appointment by revisiting our website and changing your vote prior to 5:00 p.m. on November 29, 2011 or by any method sufficient to revoke an appointment of proxy as set forth above.

This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

Dated:             , 2011

Signature	Signature (if held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: To ensure that a quorum is present, please send in your appointment of proxy whether or not you plan to attend the annual meeting. Even if you send in your appointment of proxy you will be able to vote in person at the meeting if you so desire.